SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-12

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Eaton Vance Floating-Rate Income Trust

Eaton Vance Senior Floating-Rate Trust

Eaton Vance Senior Income Trust

Eaton Vance New York Municipal Income Trust

(Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ] Fee paid previously with preliminary materials.

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(4) Date Filed:

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NOTICE OF POSTPONEMENT OF JANUARY 7, 2021

JOINT SPECIAL MEETING OF SHAREHOLDERS

Eaton Vance Floating-Rate Income Trust (EFT)

Eaton Vance New York Municipal Income Trust (EVY)

Eaton Vance Senior Floating-Rate Trust (EFR)

eaton vance senior income trust (EVF)

(each, a “Fund” and, collectively, the “Funds”)

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING OF THE FUNDS SCHEDULED TO NOW BE HELD ON JANUARY 12, 2021: The notice of joint special meeting of shareholders, Proxy Statement, and the forms of proxy card are available at https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php.

To the shareholders of the Funds:

The joint special meeting of shareholders of your Fund(s) (the “Meeting”) that was originally scheduled to be held on January 7, 2021 at 11:30 a.m., Eastern Time, at the principal office of the Funds, Two International Place, Boston, Massachusetts 02110, to consider Proposal 1 (see below) has been postponed to January 12, 2021 at 11:30 a.m., Eastern Time, and will be a virtual meeting via a web-based portal. Details on how to participate in the virtual meeting were issued by press release and filed with the U.S. Securities and Exchange Commission as additional proxy material, but can also be found below. Shareholders will not be able to attend the Meeting in person in light of public health concerns regarding the novel coronavirus disease, COVID-19.

Proposal 1: Approval of a new investment advisory agreement for each Fund with Eaton Vance Management (“Eaton Vance”) to continue to serve as the Fund’s investment adviser

Holders of record of shares of the Funds listed above at the close of business on October 29, 2020 who have voting power with respect to such shares are entitled to vote at the Meeting and at any adjournments or postponements thereof. As indicated above, due to public health concerns regarding the novel coronavirus disease, COVID-19, the Meeting will be conducted virtually. The Funds and the Funds’ Boards of Trustees (each a “Board” and, collectively, the “Boards”) are closely monitoring statements issued by the Centers for Disease Control and Prevention (cdc.gov) and local authorities. The Boards reserve the right to reconsider the date, time, and/or means of convening the Meeting for one or more Funds.  If the Boards choose to further change the date, time, and/or means of convening the Meeting for a Fund, the Fund will publicly announce the decision to do so in advance, and details on how to participate will be issued by press release and filed with the U.S. Securities and Exchange Commission as additional proxy material. This proxy is being solicited on behalf of each Fund’s Board. Shareholders are not required to attend the Meeting to vote on Proposal 1.

How To Participate In the Virtual Meeting on January 12, 2021:

If you were a record holder of Fund shares as of October 29, 2020 (i.e., you held Fund shares in your own name directly with the Fund), you can participate in and vote at the Meeting by emailing your full name and address to AST Fund Solutions, LLC (“AST”) at attendameeting@astfinancial.com. You will then be provided with credentials to participate in the Meeting. You will also be able to vote during the Meeting by entering the control number found on the WHITE proxy card or notice you previously received. Requests to participate in and vote at in the Meeting must be received by AST no later than 3:00 p.m. Eastern Time on January 11, 2021.

If you held Fund shares through an intermediary (such as a broker-dealer) as of October 29, 2020, and wish to participate in and vote at the Meeting, you will need to obtain a legal proxy from your intermediary reflecting the Fund’s name, the number of Fund shares you held, and your name and email address. You may forward an email from your intermediary containing the legal proxy or attach an image of the legal proxy to an email and send it to AST at attendameeting@astfinancial.com with “Legal Proxy” in the subject line. You will then be provided with credentials to participate in the Meeting, as well as a unique control number to vote your shares at the Meeting. If you would simply like to participate in but NOT vote at the Meeting, please send an email to AST at attendameeting@astfinancial.com with proof of ownership of Fund shares. A statement, letter or the Vote Instruction Form from your intermediary will be sufficient proof of ownership. You will then be provided with credentials to participate in the Meeting. All requests to participate in the Meeting must be received by AST no later than 3:00 p.m. Eastern Time on January 11, 2021.

Please contact AST at attendameeting@astfinancial.com with any questions regarding accessing the Meeting and an AST representative will contact you to answer your questions.

By Order of the Board,

Maureen A. Gemma

Secretary

We urge you to mark, sign, date, and mail the enclosed WHITE proxy card in the postage-paid envelope provided or to record your voting instructions by telephone or via the internet so that your shares are represented at the Meeting.

December 31, 2020

Investor Contact: (800) 262-1122

FOR IMMEDIATE RELEASE

Postponement of Joint Special Meeting of Shareholders of Certain Eaton Vance Closed-End Funds and Notice that Such Special Meeting Will Be A Virtual Meeting

BOSTON, MA, December 29, 2020 — The Boards of Trustees of Eaton Vance Floating-Rate Income Trust (NYSE: EFT), Eaton Vance New York Municipal Income Trust (NYSE American: EVY), Eaton Vance Senior Floating-Rate Trust (NYSE: EFR) and Eaton Vance Senior Income Trust (NYSE: EVF) (collectively, the “Funds”) announced that the Joint Special Meeting of Shareholders (the “Meeting”) for the Funds has been postponed from January 7, 2021 at 11:30 a.m. to January 12, 2021 at 11:30 a.m. Eastern Time in order to increase the likelihood that a quorum will be present at the Meeting and to allow more time for shareholders to vote. The record date remains unchanged for the Funds and is fixed as of the close of business on October 29, 2020. A separate formal notice of the new date and time will be sent to Fund shareholders of record as of such date.

Additionally, the following notice relates to the Meeting:

Notice that the Meeting Will Be A Virtual Meeting

Due to the emerging public health impact of the coronavirus pandemic (COVID-19), travel guidelines in Massachusetts and surrounding areas, and to support the health and well-being of our shareholders, NOTICE IS HEREBY GIVEN that the Meeting will be a virtual meeting via a web-based portal. Shareholders will not be able to attend the Meeting in person.

If you were a record holder of Fund shares as of October 29, 2020 (i.e., you held Fund shares in your own name directly with the Fund), you can participate in and vote at the Meeting by emailing your full name and address to AST Fund Solutions, LLC (“AST”) at attendameeting@astfinancial.com. You will then be provided with credentials to participate in the Meeting. You will also be able to vote during the Meeting by entering the control number found on the WHITE proxy card or notice you previously received. Requests to participate in and vote at in the Meeting must be received by AST no later than 3:00 p.m. Eastern Time on January 11, 2021.

If you held Fund shares through an intermediary (such as a broker-dealer) as of October 29, 2020, and wish to participate in and vote at the Meeting, you will need to obtain a legal proxy from your intermediary reflecting the Fund’s name, the number of Fund shares you held, and your name and email address. You may forward an email from your intermediary containing the legal proxy or attach an image of the legal proxy to an email and send it to AST at attendameeting@astfinancial.com with “Legal Proxy” in the subject line. You will then be provided with credentials to participate in the Meeting, as well as a unique control number to vote your shares at the Meeting. If you would simply like to participate in but NOT vote at the Meeting, please send an email to AST at attendameeting@astfinancial.com with proof of ownership of Fund shares. A statement, letter or the Vote Instruction Form from your intermediary will be sufficient proof of ownership. You will then be provided with credentials to participate in the Meeting. All requests to participate in the Meeting must be received by AST no later than 3:00 p.m. Eastern Time on January 11, 2021.

The Funds and the Boards of Trustees are closely monitoring the evolving COVID-19 situation and if circumstances change, the Funds will issue additional press release(s) updating shareholders regarding the Meeting. Whether or not you plan to participate in the Meeting, we urge you to vote and submit your vote on the WHITE proxy card in advance of the Meeting by one of the methods described in the Funds’ proxy materials. The Funds’ proxy statement is available online at https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php. The WHITE proxy card included with the Funds’ previously distributed proxy materials will not be updated to reflect the change in Meeting date or the change to a virtual meeting and may continue to be used to vote your shares in advance of the Meeting. Please contact AST at attendameeting@astfinancial.com with any questions regarding accessing the Meeting and an AST representative will contact you to answer your questions.

By Order of the Boards of Trustees,

/s/ Maureen A. Gemma

Maureen A. Gemma

Secretary

About Eaton Vance Corp.

The Funds’ investment adviser is Eaton Vance Management, a subsidiary of Eaton Vance Corp. Eaton Vance Corp. (NYSE: EV) provides advanced investment strategies and wealth management solutions to forward-thinking investors around the world. Through principal investment affiliates Eaton Vance Management, Parametric, Atlanta Capital, Calvert and Hexavest, the Company offers a diversity of investment approaches, encompassing bottom-up and top-down fundamental active management, responsible investing, systematic investing and customized implementation of client-specified portfolio exposures. As of October 31, 2020, Eaton Vance had consolidated assets under management of $515.7 billion. For more information, visit eatonvance.com.

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